Term deposits and other financial assets - Fair value reserve (Details) $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Changes recognized in other comprehensive income of the period	$ (3,941)
Financial assets at fair value through OCI
Changes in fair value of financial assets	(4,029)
Changes in allowance for expected credit losses	88
Changes recognized in other comprehensive income of the period	(3,941)
Balance as of December 31	$ (3,941)